UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 20, 2014

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey		07666
(Address of Principal Executive Offices)		(Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note.

    On November 20, 2014, Cognizant Technology Solutions Corporation (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that, on November 20, 2014, Cognizant Domestic Holdings Corporation, a wholly-owned subsidiary of the Company, completed its acquisition of 100% of the outstanding common stock of TZ US Parent, Inc., a Delaware corporation, and 100% of the outstanding units of preferred limited liability company interests of TZ US Midco, L.L.C., a Delaware limited liability company (together, TZ US Parent, Inc. and TZ US Midco, L.L.C. are referred to herein as "TriZetto"). This Current Report on Form 8-K/A amends Item 9.01of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of the Business Acquired.
The audited financial statements of TriZetto as of and for the fiscal year ended December 31, 2013 and the unaudited financial statements of TriZetto as of and for the nine months ended September 30, 2014 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of the Company for the fiscal year ended December 31, 2013 and as of and for the nine months ended September 30, 2014 is filed as Exhibit 99.2 to this Current Report on Form 8-K/A.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Auditors.
99.1	Audited financial statements of TriZetto as of and for the fiscal year ended December 31, 2013 and unaudited financial statements of TriZetto as of and for the nine months ended September 30, 2014.
99.2	Unaudited pro forma condensed combined financial information of the Company for the fiscal year ended December 31, 2013 and as of and for the nine months ended September 30, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Steven Schwartz
Name:	Steven Schwartz
Title:	Executive Vice President, Chief Legal and Corporate Affairs Officer

Date: February 4, 2015

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Independent Auditors.
99.1	Audited financial statements of TriZetto as of and for the fiscal year ended December 31, 2013 and unaudited financial statements of TriZetto as of and for the nine months ended September 30, 2014.
99.2	Unaudited pro forma condensed combined financial information of the Company for the fiscal year ended December 31, 2013 and as of and for the nine months ended September 30, 2014.